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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 12, 2005

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                           METRETEK TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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DELAWARE                                  0-19793               84-11698358
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)

    303 EAST 17TH AVENUE, SUITE 660, DENVER, COLORADO              80203
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 785-8080

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 12, 2005, Metretek Technologies, Inc., a Delaware corporation (the "Company"), issued a press release announcing its financial results for the second quarter ended June 30, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

         The attached press release discloses "Adjusted EBITDA", a non-GAAP financial measure computed as income from continuing operations before interest and finance charges, income taxes, depreciation and amortization, provision for litigation costs, nonrecurring charges, minority interest, and preferred stock deemed distribution, and reconciles Adjusted EBITDA to net income (loss) applicable to common shareholders.

         By eliminating certain expenses not necessarily indicative of the results of the Company's core operations, management believes that Adjusted EBITDA offers a useful tool to measure and monitor the Company's operating performance, and provides meaningful information to investors in terms of enhancing their understanding of the Company's core operating performance and results. Adjusted EBITDA is also used by management to assist in planning and forecasting future operations. However, Adjusted EBITDA as defined by the Company may not be directly comparable to similarly defined measures as reported by other companies. Adjusted EBITDA should be considered only as a supplement to, and not as a substitute for or in isolation from, other measures of financial performance and liquidity reported in accordance with generally accepted accounting principles ("GAAP"), such as net income (loss) applicable to common shareholders.

         The information in this Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

              (c) EXHIBITS

                  99.1 Press Release of Metretek Technologies, Inc., issued August 12, 2005, announcing its second quarter 2005 financial results.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     METRETEK TECHNOLOGIES, INC.

                                     By: /s/ W. Phillip Marcum
                                         -------------------------------------
                                         W. Phillip Marcum
                                         President and Chief Executive Officer


Dated: August 12, 2005





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